UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-07813
                                                    ---------------------

                              KOBREN INSIGHT FUNDS
             -------------------------------------------------------
               (Exact name of registrant as specified in charter)

                          20 William Street, Suite 310
                            WELLESLEY HILLS, MA 02481
            -------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Gail A. Hanson, Esq.
                                    PFPC Inc.
                           99 High Street, 27th Floor
                                BOSTON, MA 02110
            -------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 800-456-2736
                                                            ------------

                      Date of fiscal year end: December 31
                                              ------------

                     Date of reporting period: June 30, 2005
                                              --------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

K O B R E N
I N S I G H T
F U N D S
                                DELPHI VALUE FUND
               -----------------------------------------------------------------
               SEMI-ANNUAL REPORT                                  JUNE 30, 2005
--------------------------------------------------------------------------------
[GRAPHIC OMITTED] SCOTT M. BLACK PHOTO

Dear Shareholders,

     I am pleased to report that the Delphi Value Fund registered a 1.3% gain (institutional class, +1.5%) in the first half of 2005 while all of the popular indices - the S&P 500, the Dow Jones Industrials, and NASDAQ Composite - recorded losses. The year commenced propitiously as your Fund attained an all time high of $17.81 per share for the retail class (institutional class, $18.10) on March 4th. However, the confluence of three salient factors undermined our early success: (i) Skyrocketing oil prices threatened the discretionary purchasing power of the U.S. consumer; (ii) Core CPI (consumer price index) accelerated to an annualized 3.3% with the Federal Reserve raising rates; (iii) The U.S. dollar strengthened against the Euro sending metals stocks sharply lower. Consequently, the net asset value declined to a period low of $16.16 for the retail class (institutional class, $16.43), down 6.2% year-to-date on May 13th. With the subsequent rally in the overall stock market, the Fund surged 8.0% during the last six weeks of the period.

     With the S&P 500 at 1191.33, or 16.7x estimated 2005 earnings, it would appear that U.S. equities, as a whole, are fairly valued by historical standards. Nonetheless, given the environment of low nominal interest rates, approximately a 4% yield on the ten year U.S. Treasury, equities are a far more attractive homogeneous risk class than fixed income securities. Despite all of the naysayers in the financial media, the underpinnings of the U.S. economy are quite healthy. Growth in real Gross Domestic Product should average 3 1/2% to 4% for the remainder of 2005. Corporate profits climbed 13% year over year in the first quarter and are slated for continued pacings of 7% to 8%. Notwithstanding $60 per barrel oil, personal consumption has been resilient with nearly 4% growth. Mortgage rates are highly attractive in the 5 5/8% range for thirty-year conforming loans. Employment growth has averaged 150,000 new jobs per month lowering unemployment to 5.1% at the latest reading. Finally, overall economic growth has accelerated tax revenues shrinking the projected U.S. Federal budgetary deficit to $335 Billion.

     An analysis of the individual holdings indicates that energy, housing, and technology issues dominated the first half winners list. Nexen (+49.4%), Denbury Resources (+44.9%), Talisman Energy (+39.4%), and XTO Energy (+28.1%) benefited from the upsurge in global oil and gas prices. Toll Brothers (+48.0%) and D.R. Horton (+24.4%) profited from the continued housing boom. Finally, MEMC
Electronics (+37.1%), a producer of silicon wafers, and Western Digital (+23.8%), a leading disc drive manufacturer, advanced on good fundamental earning power. Despite record first quarter earnings, two industrial companies, Cytec Industries (specialty chemicals) and Alcoa declined 22.6% and 16.8%, respectively.

     In reviewing portfolio activity, one finds that six positions were eliminated in the first half. Pulitzer was acquired by another portfolio holding, Lee Enterprises. Abercrombie & Fitch and Textron were divested with significant gains because they were fully valued with 20+ price/earnings multiples. Pier 1 Imports and Pogo Producing were disposed profitably despite weakening results. Finally, Lear, an OEM auto supplier, was sold with a loss concomitant with the reduced build rate for the U.S. automobile industry. The latest portfolio acquisitions were eclectic comprising retailing, energy, technology, industrial, and transportation equities. Foot Locker, the sporting goods chain, was acquired at 13x forecast 2005 earnings; Arrow Electronics, a leading electronics distribution company, at 11x estimated eps; POSCO, the Korean steel producer, at a 4x multiple; and Dryships, a bulk cargo concern, at 3.5x projected earnings. Marathon Oil, with a rising production profile, was bought at 4x forecast 2005 cash flow.

     While we foresee some economic headwinds in the second half of 2005; namely, a weak Eurozone, a burgeoning U.S. trade deficit above $600 Billion, and an overheated bicoastal housing market, we are sanguine about the prospects of the U.S. equity markets for the remainder of the year. We feel the Delphi Value Fund owns superior businesses (return on equity of 18.2%) at low valuations (11.7x forecast earnings per share), a combination with proven historical success. I thank you for your continued support.

                                        Best regards,
                                        /S/ SCOTT M. BLACK
                                        Scott M. Black
                                        President

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
                            JUNE 30, 2005 (UNAUDITED)



      SHARES                                     VALUE (NOTE 1)
----------------------------------------------------------------
              COMMON STOCKS - 95.05%
----------------------------------------------------------------
              AEROSPACE/TECHNOLOGY - 4.44%
----------------------------------------------------------------
      37,400  Arrow Electronics, Inc. (1)           $ 1,015,784
     107,000  MEMC Electronic Materials, Inc. (1)     1,687,390
     118,400  Micron Technology, Inc. (1)             1,208,864
     108,000  Western Digital Corp. (1)               1,449,360
                                                    ------------
                                                      5,361,398
              BANKING - 9.46%
----------------------------------------------------------------
      35,500  Citigroup, Inc.                         1,641,165
      71,000  Colonial BancGroup, Inc.                1,566,260
      50,400  Community Bank System, Inc.             1,229,256
      51,525  North Fork Bancorporation, Inc.         1,447,337
      61,500  Southwest Bancorp, Inc.                 1,259,520
      37,400  TD Banknorth, Inc.                      1,114,520
      29,700  Webster Financial Corp.                 1,386,693
      28,815  Wells Fargo & Co.                       1,774,428
                                                    ------------
                                                     11,419,179
              BASIC MATERIALS - 6.56%
----------------------------------------------------------------
      47,100  Alcoa, Inc.                             1,230,723
      30,050  Cytec Industries, Inc.                  1,195,990
      33,600  Dow Chemical Co.                        1,496,208
      41,500  Inco, Ltd.                              1,566,625
      69,000  Metals USA, Inc. (1)                    1,312,380
      25,475  POSCO, ADR                              1,120,136
                                                    ------------
                                                      7,922,062
              CONGLOMERATES - 4.12%
----------------------------------------------------------------
       1,164  Berkshire Hathaway, Inc., Class B (1)   3,239,994
      19,200  Norsk Hydro ASA, SP ADR                 1,741,824
                                                    ------------
                                                      4,981,818
              CONSTRUCTION & REAL ESTATE - 7.60%
----------------------------------------------------------------
      24,700  Boston Properties, Inc., REIT           1,729,000
      66,169  D.R. Horton, Inc.                       2,488,616
      30,330  Lennar Corp., Class A                   1,924,438
      16,100  Toll Brothers, Inc. (1)                 1,634,955
      73,400  U-Store-It Trust, REIT                  1,398,270
                                                    ------------
                                                      9,175,279
              CONSUMER RELATED - 4.30%
----------------------------------------------------------------
      58,000  Disney (Walt) Co.                       1,460,440
      45,096  Helen of Troy Ltd. (1)                  1,148,144
      88,700  La-Z-Boy, Inc.                          1,292,359
      18,100  Toyota Motor Corp., SP ADR              1,293,969
                                                    ------------
                                                      5,194,912
              ENERGY - 10.95%
----------------------------------------------------------------
      74,000  Denbury Resources, Inc. (1)             2,942,980
      29,000  Marathon Oil Corp.                      1,547,730
      70,000  Nexen, Inc.                             2,125,200
      57,300  Talisman Energy, Inc.                   2,152,761
      48,700  Whiting Petroleum Corp. (1)             1,768,297
      78,888  XTO Energy, Inc.                        2,681,403
                                                    ------------
                                                     13,218,371
              FINANCIAL SERVICES - 8.50%
----------------------------------------------------------------
      26,800  American Express Co.                    1,426,564
      17,084  Bear Stearns Cos., Inc.                 1,775,711
      15,000  Goldman Sachs Group, Inc.               1,530,300
      30,900  H&R Block, Inc.                         1,803,015
      11,015  iStar Financial, Inc., REIT               458,114
      18,700  Lehman Brothers Holdings, Inc.          1,856,536
      26,955  Morgan Stanley                          1,414,329
                                                    ------------
                                                     10,264,569
              FOOD & BEVERAGE - 2.30%
----------------------------------------------------------------
      52,000  Pepsi Bottling Group, Inc.              1,487,720
      92,000  Ryan's Restaurant Group, Inc. (1)       1,288,920
                                                    ------------
                                                      2,776,640
              INSURANCE - 10.28%
----------------------------------------------------------------
      64,500  Aspen Insurance Holdings, Ltd.          1,777,620
      39,000  IPC Holdings, Ltd.                      1,545,180
      42,900  Montpelier Re Holdings, Ltd.            1,483,482
      37,900  PMI Group, Inc. (The)                   1,477,342
      29,500  Radian Group, Inc.                      1,392,990
      31,200  RenaissanceRe Holdings, Ltd.            1,536,288


       SHARES                                        VALUE (NOTE 1)
--------------------------------------------------------------------
               INSURANCE (CONT'D.)
--------------------------------------------------------------------
       32,060  SAFECO Corp.                         $ 1,742,140
       19,600  XL Capital, Ltd., Class A              1,458,632
                                                    ------------
                                                     12,413,674
               MANUFACTURING - 4.78%
----------------------------------------------------------------
       26,550  BorgWarner, Inc.                       1,424,938
       32,000  Briggs & Stratton Corp.                1,107,840
      150,775  Lamson & Sessions Co. (1)              1,782,161
       46,075  Masco Corp.                            1,463,342
                                                    ------------
                                                      5,778,281
               PHARMACEUTICALS - 1.04%
----------------------------------------------------------------
       45,400  Pfizer, Inc.                           1,252,132

               PUBLISHING & BROADCASTING - 9.96%
----------------------------------------------------------------
       49,900  Comcast Corp., Class A (1)             1,494,505
       21,800  Gannett, Inc.                          1,550,634
       33,500  Lee Enterprises, Inc.                  1,343,015
      140,600  Liberty Media Corp., Class A (1)       1,432,714
       21,100  McClatchy Co., Class A                 1,380,784
       35,000  McGraw-Hill Cos., Inc.                 1,548,750
       88,800  News Corp., Ltd., SP ADR               1,497,168
        2,135  Washington Post Co., Class B           1,782,789
                                                    ------------
                                                     12,030,359
               RETAIL - 3.74%
----------------------------------------------------------------
       36,400  Ethan Allen Interiors, Inc.            1,219,764
       28,300  Federated Department Stores, Inc.      2,073,824
       45,000  Foot Locker, Inc.                      1,224,900
                                                    ------------
                                                      4,518,488
               TEXTILES & APPAREL - 3.70%
----------------------------------------------------------------
       42,500  Jones Apparel Group, Inc.              1,319,200
       40,700  Liz Claiborne, Inc.                    1,618,232
       35,500  Polo Ralph Lauren Corp.                1,530,405
                                                    ------------
                                                      4,467,837
               TRANSPORTATION - 3.32%
----------------------------------------------------------------
       70,000  Dryships, Inc.                         1,155,700
       77,400  OMI Corp.                              1,471,374
       31,430  Teekay Shipping Corp.                  1,379,777
                                                    ------------
                                                      4,006,851

               TOTAL COMMON STOCKS                  114,781,850
               (Cost $76,722,080)

               INVESTMENT COMPANY - 4.98%
    6,010,891  Dreyfus Cash Management
               Plus Fund (2)                          6,010,891
                                                    ------------
               TOTAL INVESTMENT COMPANY               6,010,891
                                                    ------------
               (Cost $6,010,891)

               TOTAL INVESTMENTS - 100.03%          120,792,741
               (Cost $82,732,971*)

               LIABILITIES NET OF CASH &
               OTHER ASSETS - (0.03)%                  (32,866)
                                                    ------------

               TOTAL NET ASSETS - 100.00%          $120,759,875
                                                    ============

----------------------------------------------------------------
          (1)  Non-income producing.
          (2)  An affiliate of the Custodian.
          ADR  American Depositary Receipt
         REIT  Real Estate Investment Trust
       SP ADR  Sponsored American Depositary Receipt

 * For Federal income tax purposes, cost is $82,732,971 and appreciation (depreciation) is as follows:

              Unrealized appreciation:       $ 39,041,148
              Unrealized depreciation:           (981,378)
                                             ------------
              Net unrealized appreciation:   $ 38,059,770
                                             ============


                        SEE NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
2  DELPHI VALUE FUND - 2005 SEMI-ANNUAL REPORT

--------------------------------------------------------------------------------
                       STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                            JUNE 30, 2005 (UNAUDITED)




ASSETS:
Investments, at value (Note 1) (See Portfolio of Investments)   $ 120,792,741
Dividends receivable                                                  153,276
Receivable for shares sold                                              8,631
Prepaid expenses and other assets                                       2,079
                                                                --------------
  Total assets                                                    120,956,727
                                                                --------------

LIABILITIES:
Payable for investments purchased                                      33,154
Investment advisory fee payable (Note 2)                               99,407
Distribution fee payable (Note 2)                                      13,261
Accrued Trustees' fees and expenses (Note 2)                            7,834
Accrued expenses and other payables                                    43,196
                                                                --------------
  Total liabilities                                                   196,852
                                                                --------------
NET ASSETS                                                      $ 120,759,875
                                                                ==============

Investments, at cost                                            $  82,732,971
                                                                ==============

NET ASSETS CONSIST OF:
Accumulated net investment income                               $     263,222
Accumulated net realized gain on investments sold                   4,346,527
Net unrealized appreciation of investments                         38,059,770
Par value (Note 5)                                                      6,866
Paid-in capital                                                    78,083,490
                                                                --------------
NET ASSETS                                                      $ 120,759,875
                                                                ==============

COMPUTATION OF NET ASSET VALUE
RETAIL CLASS SHARES:
Net asset value, offering and redemption price
  per share ($63,948,509 / 3,664,468 shares)                    $       17.45
                                                                ==============

INSTITUTIONAL CLASS SHARES:
Net asset value, offering and redemption price
  per share ($56,811,366 / 3,201,315 shares)                    $       17.75
                                                                ==============


                        SEE NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                   DELPHI VALUE FUND - 2005 SEMI-ANNUAL REPORT 3

--------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
               FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)



INVESTMENT INCOME:
Dividends                                                       $   1,120,484
                                                                --------------
  Total investment income                                           1,120,484
                                                                --------------

EXPENSES:
Investment advisory fee (Note 2)                                      592,364
Administration fee (Note 2)                                            48,874
Transfer agent fees (Note 2)                                           34,834
Sub-transfer agent fee (Retail Class) (Note 3)                         14,228
Custodian fees (Note 2)                                                12,656
Professional fees                                                      32,439
Trustees' fees and expenses (Note 2)                                   17,006
Registration and filing fees                                           15,250
Reports to shareholders                                                 3,820
Distribution fees (Retail Class) (Note 2)                              79,596
Other                                                                   6,195
                                                                --------------
  Total expenses                                                      857,262
                                                                --------------
NET INVESTMENT INCOME                                                 263,222
                                                                --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain from security transactions                        3,210,274
Net change in unrealized depreciation of investments               (1,869,703)
                                                                --------------
Net realized and unrealized gain on investments                     1,340,571
                                                                --------------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                     $   1,603,793
                                                                ==============


                       SEE NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
4  DELPHI VALUE FUND - 2005 SEMI-ANNUAL REPORT

--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    FOR THE SIX MONTHS ENDED        FOR THE YEAR ENDED
                                                                    JUNE 30, 2005 (UNAUDITED)       DECEMBER 31, 2004
                                                                    ------------------------        ------------------
Net investment income (loss)                                        $        263,222                $    (167,929)
Net realized gain from security transactions                               3,210,274                    3,900,950
Net change in unrealized appreciation (depreciation) of investments       (1,869,703)                   9,919,259
                                                                    ---------------------           ------------------
Net increase in net assets resulting from operations                       1,603,793                   13,652,280
Distribution to shareholders from:
  Retail Shares:
    Net realized gains on investments                                             --                   (2,014,197)
                                                                    ---------------------           ------------------
      Total distributions                                                         --                   (2,014,197)
  Institutional Shares:
    Net realized gains on investments                                             --                   (1,691,208)
                                                                    ----------------------          ------------------
      Total distributions                                                         --                   (1,691,208)
 Total distributions to shareholders                                              --                   (3,705,405)


Net increase (decrease) in net assets from fund share
 transactions (Note 5)                                                    (1,680,616)                   4,514,305
                                                                    ----------------------          ------------------

Net increase (decrease) in net assets                                        (76,823)                  14,461,180


NET ASSETS:
Beginning of period                                                      120,836,698                  106,375,518
                                                                    ----------------------          ------------------
End of period (including line A)                                    $    120,759,875                $ 120,836,698
                                                                    ======================          ==================

(A) Accumulated undistributed net investment income                 $        263,222                $          --
                                                                    ======================          ==================



                        SEE NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                   DELPHI VALUE FUND - 2005 SEMI-ANNUAL REPORT 5

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                           RETAIL CLASS SHARES
                                        --------------------------------------------------------------------------------------------
                                             FOR THE
                                         SIX MONTHS ENDED
                                            6/30/2005        ------------------ FOR THE YEAR ENDED ---------------------------------
                                           (UNAUDITED)       12/31/2004     12/31/2003     12/31/2002     12/31/2001     12/31/2000
                                           -----------       ----------     ----------     ----------     ----------     ----------
Net asset value - beginning of period       $ 17.23           $ 15.79        $ 11.91        $ 13.18        $ 13.00        $ 11.19
                                           ---------         ---------      ---------      ---------      ---------      ---------

Net investment income (loss)                   0.03             (0.05)         (0.03)         (0.02)         (0.02)         (0.01)
Net realized and unrealized gain (loss)
  on investments                               0.19              2.04           3.91          (1.25)          0.27           1.94
                                           ---------         ---------      ---------      ---------      ---------      ---------
Net increase (decrease) in net assets
  resulting from investment operations         0.22              1.99           3.88          (1.27)          0.25           1.93

Distributions from net realized gains on
  investments                                   --              (0.55)           --             --           (0.07)         (0.12)
                                           ---------         ---------      ---------      ---------      ---------      ---------
Total distributions                             --              (0.55)           --             --           (0.07)         (0.12)

Net asset value - end of period             $ 17.45           $ 17.23        $ 15.79        $ 11.91        $ 13.18        $ 13.00
                                           =========         =========      =========      =========      =========      =========

Total return (a)                               1.34% (b)        12.52%         32.58%         (9.64)%         1.90%         17.30%
                                           =========         =========      =========      =========      =========      =========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $63,949           $65,446        $61,197        $43,808        $44,744        $45,312
Ratio of net investment income (loss) to
  average net assets                          0.31%           (0.28)%        (0.21)%        (0.13)%        (0.12)%        (0.12)%
Ratio of operating expenses to average
  net assets before fees waived and/or
  expenses reimbursed by investment
  adviser and administrator                   1.58%             1.58%          1.64%          1.63%          1.64%          1.71%
Ratio of operating expenses to average
  net assets after waivers and/or
  expense reimbursements                      1.58%             1.58%          1.64%          1.63%          1.64%          1.71%
Portfolio turnover rate                         10% (b)           31%            22%            23%            29%            45%


------------------------------------------------------------------------------------------------------------------------------------

(a) Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
(b) Not Annualized.



                        SEE NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
6  DELPHI VALUE FUND - 2005 SEMI-ANNUAL REPORT



                                                                       INSTITUTIONAL CLASS SHARES
                                        --------------------------------------------------------------------------------------------
                                             FOR THE
                                         SIX MONTHS ENDED
                                            6/30/2005        ------------------ FOR THE YEAR ENDED ---------------------------------
                                           (UNAUDITED)       12/31/2004     12/31/2003     12/31/2002     12/31/2001     12/31/2000
                                           -----------       ----------     ----------     ----------     ----------     ----------
Net asset value - beginning of period       $ 17.49           $ 15.98        $ 12.02        $ 13.26        $ 13.05        $ 11.20
                                           ---------         ---------      ---------      ---------      ---------      ---------

Net investment income                          0.05              --             0.01           0.02           0.02           0.02
Net realized and unrealized gain (loss)
  on investments                               0.21              2.06           3.95          (1.26)          0.26           1.95
                                           ---------         ---------      ---------      ---------      ---------      ---------
Net increase (decrease) in net assets
  resulting from investment operations         0.26              2.06           3.96          (1.24)          0.28           1.97


Distributions from net realized gains on
  investments                                  --               (0.55)          --              --           (0.07)         (0.12)
                                           ---------         ---------      ---------      ---------       --------       --------
Total distributions                            --               (0.55)          --              --           (0.07)         (0.12)


Net asset value - end of period             $ 17.75           $ 17.49        $ 15.98        $ 12.02         $13.26         $13.05
                                           =========         =========      =========      =========       ========       ========

Total return (a)                               1.49% (b)        12.87%         32.95%         (9.35)%         2.12%         17.64%
                                           =========         =========      =========      =========       ========       ========


RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $56,811           $55,390        $45,179        $33,596        $27,938        $23,956
Ratio of net investment income to average
  net assets                                  0.60%             0.02%          0.08%          0.17%          0.18%          0.18%
Ratio of operating expenses to average
  net assets before fees waived and/or
  expenses reimbursed by investment
  adviser and administrator                   1.29%             1.28%          1.35%          1.33%          1.34%          1.41%
Ratio of operating expenses to average net
  assets after waivers and/or expense
  reimbursements                              1.29%             1.28%          1.35%          1.33%          1.34%          1.41%
Portfolio turnover rate                         10% (b)           31%            22%            23%            29%            45%


------------------------------------------------------------------------------------------------------------------------------------

(a) Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
(b) Not Annualized.



                        SEE NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                   DELPHI VALUE FUND - 2005 SEMI-ANNUAL REPORT 7

--------------------------------------------------------------------------------
                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
                                  JUNE 30, 2005

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: Kobren Insight Funds (the "Trust") was organized on September 13, 1996, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end diversified management investment company. As of June 30, 2005, the Trust offered shares of two funds, Kobren Growth Fund and Delphi Value Fund (the "Funds"). Information presented in these financial statements pertains only to the Delphi Value Fund (the "Fund"). The Fund is authorized to issue two classes of shares - the Retail Class and the Institutional Class. Each class of shares outstanding bears the same voting, dividend, liquidation and other rights and conditions, except that the expenses incurred in the distribution and marketing of such shares are different for each class. Additionally, the Retail Class is subject to 12b-1 fees and sub-transfer agent fees. The Fund seeks to achieve its investment objective by investing primarily in equity securities of U.S. companies. Investment income, common expenses and realized and unrealized gains and losses are allocated among the share classes of the Fund based on the relative net assets of each class. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

USE OF ESTIMATES -- The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION -- Investment securities are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded or for NASDAQ traded securities, the NASDAQ Official Closing Price. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

DIVIDENDS AND DISTRIBUTIONS -- It is the policy of the Fund to declare and pay dividends from net investment income annually. The Fund will distribute net realized capital gain (including net short-term capital gain), if any, annually, unless offset by any available capital loss carryforward. Additional distributions of net investment income and capital gains for the Fund may be made in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gain. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund. The tax character of distributions paid during 2004 and 2003 was as follows:


                                    DISTRIBUTIONS PAID IN 2004         DISTRIBUTIONS PAID IN 2003
                                 --------------------------------    -------------------------------
                                    ORDINARY       LONG-TERM             ORDINARY      LONG-TERM
                                     INCOME       CAPITAL GAINS           INCOME     CAPITAL GAINS
                                 -------------  -----------------    -------------  ----------------
Delphi Value Fund                $        --    $     3,705,405      $         --   $          --
As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:


                                   CAPITAL LOSS      UNDISTRIBUTED      UNDISTRIBUTED     UNREALIZED
                                   CARRYFORWARD    ORDINARY INCOME     LONG-TERM GAIN    APPRECIATION
                                  --------------  -----------------   ----------------  --------------
Delphi Value Fund                 $       --       $         --      $   1,136,253      $ 39,929,473
These amounts are as of the most recent tax year-end.


Net investment income and realized gain and loss for federal income tax purposes may differ from that reported in the financial statements because of permanent book and tax basis differences.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the specific identified cost basis. Dividend income is recognized on the exdividend date. Dividend income on foreign securities is recognized as soon as the Fund is informed of the ex-dividend date. The Fund estimates the components of distributions received from Real Estate Investment Trusts (REITs). Distributions received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is recognized on the accrual basis. All discounts/premiums are accreted/amortized using the effective yield method.

FEDERAL INCOME TAX -- The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, applicable to regulated investment companies by distributing substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is applicable.

EXPENSES -- Expenses of the Trust which are directly identifiable to a specific fund are allocated to that fund. Other expenses of the Trust are allocated between the Funds based upon relative net assets of each Fund. Other expenses of the Trust are allocated equally to those Funds in the Trust.

--------------------------------------------------------------------------------
8  DELPHI VALUE FUND - 2005 SEMI-ANNUAL REPORT

--------------------------------------------------------------------------------
                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
                                  JUNE 30, 2005

COMMITMENTS AND CONTINGENCIES -- In the normal course of business, the Trust enters into contracts on behalf of the Fund that contain a variety of provisions for general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that are not known at this time. However, based on experience, the Fund believes the risk of loss is remote.


2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE, DISTRIBUTION AND SHAREHOLDER SERVICING FEES AND OTHER RELATED PARTY TRANSACTIONS: The Trust has entered into an investment advisory agreement (the "Advisory Agreement") with Kobren Insight Management, Inc. ("KIM" or the "Adviser") who has engaged Delphi Management, Inc. ("Delphi") as the Fund's sub-adviser. The Advisory Agreement provides that the Fund pays KIM a fee, computed daily and paid monthly, at the annual rate of 1.00% of the Fund's average daily net assets. KIM is solely responsible for the payment of the sub-adviser fee to Delphi. KIM has voluntarily agreed to limit the Fund's total annual operating expenses of the Retail Class and Institutional Class to no more than 1.75% and 1.50%, respectively, of the Fund's average daily net assets. This voluntary agreement may be terminated at the discretion of the Adviser.

The Trust has also entered into an administration agreement (the "Administration Agreement") with PFPC Inc. (the "Administrator"), a member of PNC Financial Services Group, Inc. The Administrator also serves as the Trust's transfer agent and dividend paying agent. Mellon Trust of New England, N.A., an indirectly wholly-owned subsidiary of Mellon Financial Corporation, serves as the Trust's custodian. Kobren Insight Brokerage, Inc. ("KIB"), an affiliate of KIM, serves as distributor of the Fund.

The Retail Class of the Fund has adopted a Shareholder Servicing and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Fund pays KIB a monthly 12b-1 fee for distribution services provided, at an annual rate of 0.25% of the average daily net assets attributable to the Retail Class of shares.

No officer, director or employee of KIM, KIB, the Administrator, or any affiliate thereof, receives any compensation from the Trust for serving as a trustee or officer of the Trust. Each trustee who is not an "affiliated person" receives an annual retainer fee of $5,000 plus $1,000 for each board meeting attended and $500 for each committee meeting attended. The Trust also reimburses out-of-pocket expenses incurred by each trustee in attending such meetings.


3. SUB-TRANSFER AGENT FEES: The Retail Class of the Fund is subject to sub-transfer agent fees consisting of broker-dealer and fund network fees. The Fund pays participating networks a monthly fee for maintaining shareholder accounts at an annual rate of up to 0.10% of the average daily balances of fund accounts invested through those networks.

4. PURCHASES AND SALES: The aggregate amounts of purchases and sales of the Fund's investment securities, other than short-term securities, for the six months ended June 30, 2005, were $12,456,994 and $10,673,804 of non-governmental issues, respectively.

5. SHARES OF BENEFICIAL INTEREST: As of June 30, 2005, an unlimited number of shares of beneficial interest, par value $0.001, was authorized for the Trust. Changes in shares of beneficial interest for the Fund were as follows:


                                               SIX MONTHS ENDED JUNE 30, 2005          YEAR ENDED DECEMBER 31, 2004
                                               ------------------------------          ----------------------------
                                                   SHARES           AMOUNT                 SHARES          AMOUNT
                                               ------------     -------------          -------------   ------------
Shares sold                                       163,431       $  2,794,264              739,617      $ 12,001,530
Shares issued as reinvestment of distributions         --                 --              105,381         1,814,669
Shares redeemed                                  (298,223)        (5,068,064)            (920,299)      (15,010,419)
                                               ------------     -------------          ------------    -------------
Net decrease                                     (134,792)      $ (2,273,800)             (75,301)     $ (1,194,220)
                                               ============     =============          ============    =============
Institutional Class:
Shares sold                                       132,781       $  2,289,375              651,692      $ 10,841,916
Shares issued as reinvestment of distributions         --                 --               94,655         1,654,567
Shares redeemed                                   (98,331)        (1,696,191)            (406,297)       (6,787,958)
                                               ------------     -------------          ------------    -------------
Net increase                                       34,450       $    593,184              340,050      $  5,708,525
                                               ============     -------------          ============    -------------
Total net increase (decrease) from fund share transactions      $ (1,680,616)                          $  4,514,305
                                                                =============                          =============


At June 30, 2005, KIM, Delphi and their affiliates owned 592,195 Retail Class shares and 24,515 Institutional Class shares of the Fund representing 16.2% and 0.8%, respectively, of the outstanding shares. Discretionary accounts managed by KIM for management clients collectively held 1,859,388 shares of the Institutional Class representing 58.1% of the outstanding shares.


--------------------------------------------------------------------------------
                                   DELPHI VALUE FUND - 2005 SEMI-ANNUAL REPORT 9

--------------------------------------------------------------------------------
                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
                                  JUNE 30, 2005

6. SUBSEQUENT EVENT: As of August 1, 2005, Mr. Eric Kobren and E*Trade Financial Corporation ("E*Trade") have entered into a stock purchase agreement pursuant to which Mr. Kobren has agreed to sell to E*Trade all of the outstanding stock of Kobren Insight Management, Inc., the Fund's investment adviser. The closing of the transaction is expected to occur in the fourth quarter of 2005, subject to satisfaction of a number of customary closing conditions. The Board of Trustees of Kobren Insight Funds will call a special meeting of shareholders of the Fund to approve certain matters in connection with the proposed transaction. Shareholders of the Fund of record as of August 10, 2005 will receive a proxy statement and be entitled to vote at the special meeting of shareholders.

--------------------------------------------------------------------------------
                       ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
                                  JUNE 30, 2005

FORM N-Q: The Trust files complete Portfolio of Investments for the Fund with the Securities and Exchange Commission (the "SEC") for the Trust's first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at www.sec.gov and are available for review and copying at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.


PROXY VOTING: Delphi Value Fund's Proxy Voting Policies and Procedures, used to determine how to vote proxies relating to portfolio securities, are included in the Trust's Statement of Additional Information, and are also available as of the following August 31 (i) upon request, without charge, by calling
1-800-4KOBREN (800-456-2736); (ii) on Delphi Value Fund's website at www.kobren.com; and (iii) on the SEC's website at www.sec.gov.

Delphi Value Fund's Proxy Voting Record for the most recent twelve-month period ended June 30 is available (i) upon request, without charge, by calling
1-800-4KOBREN (800-456-2736); (ii) on Delphi Value Fund's website at www.kobren.com; and (iii) on the SEC's website at www.sec.gov.


APPROVAL OF INVESTMENT ADVISORY CONTRACTS: The Investment Company Act of 1940 requires that the Fund's investment advisory agreement and the subadvisory agreement (the "Agreements") be approved annually by both the Board of Trustees and a majority of the Independent Trustees voting separately. The continuance of the Agreements was most recently considered and approved at a meeting of the Board of Trustees called for that purpose and held on May 3, 2005. The Board, including the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and approved the continuance of the Agreements. In making such determinations, the Independent Trustees met independently from the interested Trustees of the Trust and officers of Kobren Insight Management, Inc. ("KIM" or the "Adviser"), Delphi Management, Inc. ("Delphi" or the "Subadviser"), and their affiliates. The Independent Trustees also relied upon the assistance of counsel to the Trust and KIM, but did not engage their own counsel.

Both in meetings specifically addressed to continuance of the Agreements and at other meetings during the course of the year, the Board, including the
Independent Trustees, received materials relating to KIM's and Delphi's investment and management services under the Agreements. These materials included: (i) information on the investment performance of the Fund, a peer group of funds and relevant indices over various time periods, (ii) sales and redemption data in respect of the Fund, (iii) the general investment outlook in the markets in which the Fund invests, (iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of the Fund's assets, (vi) the allocation of the Fund's brokerage, and
(vii) the record of compliance with the Fund's investment policies and restrictions and with the Code of Ethics and the structure and responsibilities of KIM's and Delphi's compliance department.

In evaluating the Agreements, the Board, including the Independent Trustees, requested, reviewed and considered materials furnished by KIM and Delphi, including without limitation information regarding their affiliates, personnel, operations and financial condition. The Board, including the Independent Trustees, discussed with representatives of KIM and Delphi (including the Fund portfolio manager) the operations of the Fund and the capabilities of KIM to provide advisory and other services to the Fund and to supervise Delphi and of Delphi to provide subadvisory services to the Fund. Among other written and oral information, the Board, including the Independent Trustees, requested and was provided specific information regarding:
  o the investment performance of the Fund over various time periods both by itself and in relation to its peer group and relevant indices;
  o the fees charged by KIM for investment advisory, as well as other compensation received by KIM and its affiliates;
  o the fees paid to Delphi by KIM;
  o the waivers of fees and reimbursements of expenses at times by KIM and current expense cap arrangements;
  o the total operating expenses of the Fund and comparison of current expenses to the previous year's expenses;
  o the investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers (prepared by a third party analytic firm);
  o investment management staffing and the experience of the investment advisory, administrative and other personnel (including the personnel of KIM and Delphi) providing services to the Fund and the historical quality of the services provided by KIM and Delphi; and
  o the profitability to KIM and Kobren Insight Brokerage, Inc., the Fund's principal underwriter ("KIB"), of managing, administering and distributing the Fund and the methodology in allocating expenses to the management of the Fund.

--------------------------------------------------------------------------------
10  DELPHI VALUE FUND - 2005 SEMI-ANNUAL REPORT

--------------------------------------------------------------------------------
                       ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
                                  JUNE 30, 2005

The following is a summary of the Board's discussion and views regarding the factors it considered in evaluating the continuation of the Agreements:

NATURE, EXTENT, AND QUALITY OF SERVICES -The Board, including the Independent Trustees, considered the nature, quality and extent of advisory services performed by the Adviser, including supervision of the Subadviser for the Fund, supervision of operations for the Fund and compliance and regulatory filings and disclosures to shareholders, general oversight of the Subadviser and other service providers, coordination of Fund marketing initiatives, review of Fund legal issues, assisting the Board, including the Independent Trustees, in their capacity as trustees and other services. The Board, including the Independent Trustees, noted the Fund's record of compliance with its investment policies and restrictions, and the quality of managerial services provided by the Adviser in an increasingly regulated industry. The Board, including the Independent Trustees, concluded that the services are extensive in nature and that the Adviser consistently delivered a high level of service for the Fund.

With regard to the Subadviser, the Board, including the Independent Trustees, considered the nature, quality and extent of the services provided by Delphi, particularly portfolio management, and concluded that the services are appropriate and consistent with its agreement with the Fund.

INVESTMENT PERFORMANCE OF THE FUND, THE ADVISER AND THE SUBADVISER -The Board, including the Independent Trustees, considered the investment performance for the Fund over various periods of time as compared to both relevant indices and the performance of the Fund's peer group, and concluded that KIM and Delphi were delivering solid performance results both over the long term and the short term consistent with the investment strategies being pursued by the Fund.

COSTS OF SERVICES AND PROFITS REALIZED BY THE ADVISER:

     FEES AND EXPENSES - The Independent Trustees considered the Fund's management fee rate and expense ratio relative to industry averages for the Fund's peer group category and the advisory fees charged by KIM and Delphi to other accounts. The Board viewed favorably the current and historic willingness of KIM to limit the total expense ratios of the Fund.

     The Board, including the Independent Trustees, noted that while the fee is higher than the mean for the Fund's peer group, the Fund's performance is good and the standard management fee charged by Delphi is significantly higher than the fee that it receives with respect to the Fund. Recognizing this, the Board concluded that, for the Fund, the advisory fee is acceptable based upon qualifications, experience, reputation and performance of KIM and Delphi and that the overall expense ratio of the Fund reflects the relatively small size of the Fund and the Fund complex.

     PROFITABILITY AND COSTS OF SERVICES TO KIM - The Board, including the Independent Trustees, considered estimates of KIM's profitability and costs attributable to the Fund as part of the Kobren fund complex. The Board recognized that increased fixed costs, particularly legal and audit fees, have a greater impact on smaller fund families, such as the Kobren funds, than on larger fund complexes. Given this, the Board recognized that the Fund's expenses compare unfavorably to some funds identified as peers. The Board also considered whether the amount of KIM's profit is a fair entrepreneurial profit for the management of the Fund.

     The Board, including the Independent Trustees, concluded that KIM's profitability bore a reasonable relationship to the services rendered and is fair for the management of the Fund in light of the business risks involved. The Independent Trustees did not review profitability data for the Subadviser because this fee had been negotiated on an arm's-length basis by KIM and that the Fund is not directly responsible for paying the Subadviser's fees.

     EXTENT OF ECONOMIES OF SCALE AS FUND GROWS - The Board, including the Independent Trustees, considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Independent Trustees noted the Fund does not have breakpoints on its advisory fees that would otherwise allow investors to benefit directly in the form of lower fees as Fund assets grow. However, given the relatively small size of the Fund and the fund complex, the Board did not believe that significant (if any) economies of scale have been achieved.

     WHETHER FEE LEVELS REFLECT ECONOMIES OF SCALE - The Board, including the Independent Trustees, also considered enhancements in personnel and services provided to the Fund by KIM, particularly in the area of administration, investor services and regulatory compliance, without an increase in fees.

OTHER RELEVANT CONSIDERATIONS:

     PERSONNEL AND METHODS - The Board, including the Independent Trustees, considered the size, education and experience of the staff of KIM and Delphi, their fundamental research capabilities and approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that these enable them to provide a high level of services to the Fund. The Board also considered the favorable history, reputation, qualifications and background of KIM and Delphi, as well as the qualifications of their personnel.

     OTHER BENEFITS - The Board also considered the character and amount of other direct and incidental benefits received by KIM, Delphi and their affiliates from their association with the Fund, including the amount of 12b-1 fees retained by KIB. The Board concluded that potential "fall-out" benefits that KIM, Delphi and their affiliates may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.

--------------------------------------------------------------------------------
                                  DELPHI VALUE FUND - 2005 SEMI-ANNUAL REPORT 11

--------------------------------------------------------------------------------
                       ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
                                  JUNE 30, 2005

CONCLUSIONS: In considering the Agreements, the Board, including the Independent Trustees, did not identify any factor as all-important or all-controlling and instead considered the above listed and other factors collectively in light of the Fund's surrounding circumstances. Based on this review, it was the judgment of the Board that shareholders had received favorable performance at reasonable fees for the Fund and, therefore, the continuance of the Agreements was in the best interests of the Fund and its shareholders. As a part of its decision-making process, the Board noted KIM and Dephi have long-standing relationships with the Fund they advise or subadvise, as applicable, and the Board believes that a long-term relationship with capable, conscientious advisers is in the best interests of the Fund. The Board considered, generally, that shareholders were invested in the Fund knowing that KIM and Delphi managed the Fund and knowing the Fund's investment management fee schedules. As such, the Board considered, in particular, whether KIM and Delphi managed the Fund in accordance with their investment objectives and policies as disclosed to shareholders and the Board was of the view that they were.


DISCLOSURE OF FUND EXPENSES: We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your fund's costs in two ways:

ACTUAL FUND RETURN: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN: This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expense shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) and redemption fees, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher.



                                             BEGINNING ACCOUNT   ENDING ACCOUNT          EXPENSE     EXPENSES PAID
                                                VALUE 01/01/05   VALUE 06/30/05         RATIO (1)    DURING PERIOD (2)
                                                --------------   --------------         ---------    -----------------
ACTUAL FUND RETURN
------------------
  Retail Class                                    $ 1,000        $ 1,013.40               1.58%         $ 7.89
  Institutional Class                               1,000          1,014.90               1.29%           6.44

HYPOTHETICAL 5% RETURN
----------------------
  Retail Class                                    $ 1,000        $ 1,016.96               1.58%         $ 7.90
  Institutional Class                               1,000          1,018.40               1.29%           6.46

(1) Annualized, based on the Fund's most recent fiscal half-year expenses.
(2) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.


--------------------------------------------------------------------------------
12  DELPHI VALUE FUND - 2005 SEMI-ANNUAL REPORT

                        KOBREN INSIGHT MANAGEMENT, INC.

K O B R E N                   KOBREN GROWTH FUND
I N S I G H T  ---------------------------------------------
F U N D S      SEMI-ANNUAL REPORT              JUNE 30, 2005
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
ERIC M. KOBREN PIC
Eric M. Kobren


MESSAGE TO SHAREHOLDERS
STOCKS STRUGGLE
AGAINST A SEA OF QUESTIONS

We're half-way through 2005, and the best way to describe the performance of the stock market so far might be "mediocre at best." The popular market gauge, the S&P 500 Index, ended the first half with a loss of 0.8%. The more narrowly focused Dow Jones Industrials were off 3.7%, and the technology-rich Nasdaq fell 5.1%.
     All was not bleak for stocks, however, as most of the damage occurred in the first part of the year, and the markets managed a mild rebound in the second quarter.
     The beginning months of the year were dominated by one thing investors hate: uncertainty. Back then, we wondered if oil prices would keep rising and, if they did, whether that would set off a new round of inflation and hurt consumer spending. If oil and commodity prices did keep going up, would the Federal Reserve (the "Fed") be able to maintain its "measured pace" of quarter percentage point (25 basis points) interest-rate hikes? Finally, how strong were corporate earnings?
     In the second quarter, some of that uncertainty started to lift. The Fed did, indeed, stick with 25-basis point rate hikes. In fact, following the Fed's ninth rate increase in a year on June 30, it appears that this round of increases may end later this year. Oil prices did keep going up, topping $60 a barrel at one point. However, consumer confidence stayed high, which seemed to suggest that Americans will keep spending in spite of higher oil prices.
     Outside of stocks, things were brighter. Despite the Fed raising interest rates another four times this year, bonds actually turned in pretty good returns. Commodities, largely on the back of oil which has soared more than 30% so far in 2005, were strong as well. And despite losses in the broad international market (largely the result of the U.S. dollar appreciating over 10% against a basket of major currencies), the emerging markets were a great destination for investors.

DIVERSIFICATION PAYS DIVIDENDS
     Kobren Growth's diversification away from domestic stocks helped the fund to modestly outperform the S&P 500 Index with a first half loss of 0.1%. Around 30% of the portfolio was invested outside of domestic stocks. In particular, though a small portion of the portfolio, SSgA Emerging Markets Fund helped our performance with a gain of 7.4%. We were also aided by some commodity exposure through another relatively small holding, PIMCO Commodity RealReturn Strategy Fund which rose 8.0%. Both of these funds can be quite volatile which is why we have only modest exposures.
     On the negative side, with the exception of Longleaf Partners Small Cap Fund (which gained a solid 4.6%) and Oakmark Select Fund (which lost just 0.2%), the majority of our domestic stock funds trailed the S&P 500 Index. The silver lining, as noted before, is that most of these funds rebounded along with the stock market in the second quarter.

REMAINING CAUTIOUS
     While some of the uncertainty has been lifted, there are still questions to be answered. While it appears that the Fed may be near the end of their tightening cycle, we don't know for sure when they will stop. They gave no indication of that at their last meeting in late June -- which caused the market to sell-off that day. And even if they do announce they are done later this year, that doesn't mean that will boost the stock market immediately. In fact, history suggests that the stock market is typically lower 6 months after the Fed's final rate hike. Will corporate profits succumb to the pressures of higher raw materials costs (i.e. oil)? Can longterm rates continue to "defy gravity" and remain low as short-term rates continue to rise?
     These and other concerns mean we are keeping Kobren Growth in a modestly defensive posture as we enter the second half of the year. Investments outside of domestic stocks still make up about 30% of the portfolio and international investments make up the lion's share of that (we don't expect the dollar to rise another 10% in the second half). We even have a small (4%) cash position.
     As conditions unfold (and some more questions get answered), we will make adjustments to the portfolio as necessary. By staying well diversified and making modest shifts (we generally avoid making major market calls) we believe we offer our investors a solid combination of return and risk control.


Sincerely,
[SIG] ERIC M. KOBREN
Eric M. Kobren
President and Portfolio Manager

--------------------------------------------------------------------------------
                          KOBREN GROWTH FUND (6/30/05)
--------------------------------------------------------------------------------

VALUE OF $10,000 INVESTED 12/16/96

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


12/16/1996            10,000
12/31/1996            10,240
03/31/1997            10,420
06/30/1997            11,560
09/30/1997            12,170
12/31/1997            11,779
03/31/1998            13,089
06/30/1998            13,181
09/30/1998            11,226
12/31/1998            13,128
03/31/1999            13,965
06/30/1999            15,148
09/30/1999            14,133
12/31/1999            17,027
03/31/2000            17,693
06/30/2000            16,583
09/30/2000            16,383
12/31/2000            15,367
03/31/2001            14,219
06/30/2001            15,217
09/30/2001            12,885
12/31/2001            14,249
03/31/2002            14,650
06/30/2002            13,610
09/30/2002            12,006
12/31/2002            12,644
03/31/2003            12,328
06/30/2003            14,046
09/30/2003            14,475
12/31/2003            16,179
03/31/2004            16,664
06/30/2004            16,524
09/30/2004            16,473
12/31/2004            17,968
03/31/2005            17,763
06/30/2005            17,942

--------------------------------------------------------------------------------
                                12 MONTHS     ANNUALIZED     ANNUALIZED
                       YTD        ENDED          FIVE      SINCE INCEPTION
TOTAL RETURN (%)     6/30/05     6/30/05         YEARS       (12/16/96)
----------------     -------     -------        -------       ---------
Kobren Growth         -0.1%         8.6%          1.6%            7.1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               ASSET ALLOCATION*
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Stocks                        69.0%
International                      21.3%
Bond                                5.9%
Cash & Net Other Assets and Liab.   3.8%


--------------------------------------------------------------------------------
                               STYLE ALLOCATION*
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Large Cap Growth                  34.6%
Large Cap Value                   26.1%
International                     21.3%
Small Cap Value                    8.3%
Cash & Net Other Assets and Liab.  3.8%
Bond                               3.2%
Specialty                          2.7%

*Based on total net assets.

     KOBREN GROWTH FUND (Ticker: KOGRX): Your Fund dropped slightly (-0.1%) for the first half of 2005, compared to the S&P 500 Index return of -0.8%. We continue to maintain a lower volatility profile relative to the S&P 500 Index, exhibiting 27% lower volatility than that broad-based index. On a total return basis we're quite pleased with our performance versus both the broad market indexes as well as the various peer groups we are measured against.
     Our two best performers for the first half were SSGA EMERGING MARKETS and PIMCO COMMODITY REAL RETURN. We continue to like these non-traditional funds moving forward, though we did tactically trim the PIMCO fund on price strength recently. We continue to favor international markets, despite the dollar rally in the first half of the year, as international markets still appear to offer superior earnings growth prospects at lower valuations. JULIUS BAER
INTERNATIONAL EQUITY continues to perform quite well for us, particularly relative to other diversified equity funds. Another recent addition to our international holdings was THIRD AVENUE INTERNATIONAL VALUE.
     Some of our largest positions, large-cap funds like T. ROWE PRICE BLUE CHIP, FIDELITY BLUE CHIP, and OAKMARK SELECT, produced negative returns for the first half and middling performance relative to peers. These funds performed better in the second quarter, however, and we remain confident that they will provide the market exposure and return potential that we expect.


--------------------------------------------------------------------------------
                               TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

KOBREN GROWTH                               STYLE               ALLOC (%)
-------------                               -----               ---------
T. Rowe Price Blue Chip Growth         Large Cap Growth            17.9%
Fidelity Blue Chip Growth              Large Cap Growth            13.6%
Julius Baer Int'l Equity - Class I     International               13.4%
Oakmark Select - Class I               Large Cap Value             12.8%
Longleaf Partners Small Cap            Small Cap Value              8.3%
Fidelity Equity-Income                 Large Cap Value              6.9%
Longleaf Partners                      Large Cap Value              6.5%
SSgA Emerging Markets                  International                5.1%
PIMCO Real Return - Class I            Bond                         3.2%
Fidelity Capital Appreciation          Large Cap Growth             3.1%

TOTAL FUND NET ASSETS                  $63,280,149


--------------------------------------------------------------------------------
                                 TOP SECTORS**
--------------------------------------------------------------------------------
                          (TOTALS MAY NOT EQUAL 100%)

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Financial Services    20.9
Consumer Services     11.3
Consumer Goods        10.1
Industrial Materials  10.1
Healthcare             9.4
Media                  8.8
Business Services      7.6
Hardware               7.2
Energy                 7.1
Telecom                3.9
Software               2.7
Utilities              0.9


                                                                 **Equities only
--------------------------------------------------------------------------------
Kobren Insight Management, Inc. is the adviser for Kobren Insight Funds, and Kobren Insight Brokerage, Inc., a NASD broker/dealer, is the distributor for the Funds. PERFORMANCE DATA REFLECTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. PERFORMANCE DATA DOES NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF SHARES AND WOULD HAVE BEEN LOWER IN THE ABSENCE OF FEE WAIVERS AND EXPENSE REIMBURSEMENTS. RETURN FIGURES INCLUDE REINVESTMENT OF DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

2 KOBREN INSIGHT FUNDS -- 2005 SEMI-ANNUAL REPORT

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                           JUNE 30, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
  SHARES                                                        VALUE (NOTE 1)
--------------------------------------------------------------------------------
           MUTUAL FUNDS - 100.06%
           LARGE CAP GROWTH - 34.57%
------------------------------------------------------------------------------
  210,587  Fidelity Blue Chip Growth Fund                         $ 8,600,383
   78,291  Fidelity Capital Appreciation Fund                       1,976,065
  371,728  T. Rowe Price Blue Chip Growth Fund                     11,300,530
                                                                  ------------
                                                                   21,876,978

           LARGE CAP VALUE - 26.13%
------------------------------------------------------------------------------
   84,532  Fidelity Equity-Income Fund                              4,339,861
  133,076  Longleaf Partners Fund                                   4,122,690
  242,421  Oakmark Select Fund - Class I                            8,072,631
                                                                  ------------
                                                                   16,535,182

           INTERNATIONAL - 21.28%
------------------------------------------------------------------------------
  263,244  Julius Baer International Equity Fund - Class I          8,463,280
  201,101  SSgA Emerging Markets Fund                               3,241,747
   90,113  Third Avenue International Value Fund                    1,759,011
                                                                  ------------
                                                                   13,464,038

           SMALL CAP VALUE - 8.26%
------------------------------------------------------------------------------
  167,426  Longleaf Partners Small Cap Fund                         5,225,352

           BOND - 3.23%
------------------------------------------------------------------------------
  177,161  PIMCO Real Return Fund - Class I                         2,044,442

           SPECIALTY - 2.70%
------------------------------------------------------------------------------
  109,595  PIMCO Commodity RealReturn Strategy Fund - Class I       1,710,785

           MONEY MARKET - 3.89%
------------------------------------------------------------------------------
2,463,172  Dreyfus Cash Management Plus Fund (1)                    2,463,172

           TOTAL MUTUAL FUNDS
           (COST $51,011,359)                                      63,319,949
                                                                  ------------

           TOTAL INVESTMENTS                             100.06%   63,319,949
           (Cost $51,011,359) *

           LIABILITIES NET OF CASH AND
           OTHER ASSETS                                   -0.06%      (39,800)
                                                         ------   ------------

           TOTAL NET ASSETS                              100.00%  $63,280,149
                                                         ======   ============

(1) An affiliate of the Custodian.

* For Federal income tax purposes, cost is $51,011,359 and appreciation (depreciation) is as follows:

Unrealized appreciation:            $ 12,308,590
Unrealized depreciation:                      --
                                    ------------
Net unrealized appreciation:        $ 12,308,590
                                    ============

                       SEE NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
INTERNATIONAL INVESTING HAS SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATION, POLITICAL AND ECONOMIC INSTABILITY, AND THE VOLATILITY OF EMERGING MARKETS. The Adviser absorbs certain expenses of each Kobren Insight Fund, without which total returns would have been lower. Portfolio holdings are also subject to change. Data sources: Kobren Insight Management, Inc. and Morningstar. This report must be preceded or accompanied by a prospectus. Please read it carefully before investing. You may obtain a prospectus or current performance information by calling 1-800-4KOBREN (1-800-456-2736) or by visiting www.kobren.com. Copyright (COPYRIGHT)2005
--------------------------------------------------------------------------------
                               KOBREN INSIGHT FUNDS -- 2005 SEMI-ANNUAL REPORT 3

--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                           JUNE 30, 2005 (UNAUDITED)

ASSETS:
Investments, at value (Note 1) (See Portfolio of Investments)     $  63,319,949
Dividends receivable                                                     19,445
Receivable for fund shares sold                                           1,774
Prepaid expenses and other assets                                         3,033
                                                                  --------------
  Total assets                                                       63,344,201
                                                                  --------------
LIABILITIES:
Investment advisory fee payable (Note 2)                                 30,642
Accrued Trustees' fees and expenses (Note 2)                              4,103
Accrued  expenses  and other payables                                    29,307
                                                                  --------------
  Total liabilities                                                      64,052
                                                                  --------------
NET ASSETS:                                                       $  63,280,149
                                                                  --------------

Investments, at cost                                              $  51,011,359
                                                                  ==============

NET ASSETS CONSIST OF:
Accumulated net investment income                                 $     130,864
Accumulated net realized gain on investments sold                     1,565,338
Net unrealized appreciation of investments                           12,308,590
Par value (Note 5)                                                        4,519
Paid-in capital                                                      49,270,838
                                                                  --------------
NET ASSETS                                                        $  63,280,149
                                                                  ==============

SHARES OUTSTANDING                                                    4,518,970
                                                                  ==============

Net asset value, offering and redemption price per share
(Net  Assets/Shares  Outstanding)                                 $       14.00
                                                                  ==============


                       SEE NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
4 KOBREN INSIGHT FUNDS -- 2005 SEMI-ANNUAL REPORT

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

               FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

INVESTMENT INCOME:
Dividends                                                         $     154,415
                                                                  --------------
  Total investment income                                               154,415
                                                                  --------------

EXPENSES:
Investment advisory fee (Note 2)                                        219,095
Administration fee (Note 2)                                              39,451
Transfer agent fees (Note 2)                                             22,935
Sub-transfer agent fees (Note 3)                                          8,058
Custodian fees (Note 2)                                                   1,500
Professional fees                                                        14,590
Trustees' fees and expenses (Note  2)                                     7,858
Registration and filing fees                                             10,250
Reports to shareholders                                                   2,624
Other                                                                     3,145
                                                                  --------------
  Total expenses                                                        329,506
Expenses waived by investment adviser (Note 2)                          (37,354)
Other reductions (Note 2)                                                (5,964)
                                                                  --------------
  Net expenses                                                          286,188
                                                                  --------------
NET INVESTMENT LOSS                                                    (131,773)
                                                                  --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain from security transactions                            362,676
Short-term capital gain distributions received                            5,000
Long-term capital gain distributions received                            41,670
Net decrease in unrealized appreciation of investments                 (283,710)
                                                                  --------------
Net realized and unrealized gain on investments                         125,636
                                                                  --------------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                 $      (6,137)
                                                                  ==============

                        SEE NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                               KOBREN INSIGHT FUNDS -- 2005 SEMI-ANNUAL REPORT 5

--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  SIX MONTHS ENDED
                                                                   JUNE 30, 2005        YEAR ENDED
                                                                     (UNAUDITED)     DECEMBER 31, 2004
                                                                   --------------    -----------------
Net investment income (loss)                                       $   (131,773)        $    344,210
Net realized gain from security transactions                            362,676            2,670,193
Short-term capital gain distributions received                            5,000              111,433
Long-term capital gain distributions received                            41,670              823,619
Net change in unrealized appreciation of investments                   (283,710)           1,857,615
                                                                   -------------        -------------
Net increase (decrease) in net assets resulting from operations          (6,137)           5,807,070

Distribution to shareholders from:
   Net investment income                                                     --             (293,054)
                                                                   -------------        -------------
  Total distributions                                                        --             (293,054)
                                                                   -------------        -------------

Net increase (decrease) in net assets from fund
  share transactions (Note 5)                                         6,443,626           (3,319,183)
                                                                   -------------        -------------

Net increase in net assets                                            6,437,489            2,194,833
NET ASSETS:
Beginning of period                                                  56,842,660           54,647,827
                                                                   -------------        -------------
End of period (including line A)                                   $ 63,280,149         $ 56,842,660
                                                                   =============        =============
(A) Accumulated undistributed net investment income                $    130,864         $    262,637
                                                                   =============        =============


                       SEE NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
6 KOBREN INSIGHT FUNDS -- 2005 SEMI-ANNUAL REPORT

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

---------------------------------------------------
FOR A FUND SHARE OUTSTANDING THROUGHOUT THE PERIOD.
---------------------------------------------------

                                          FOR THE SIX MONTHS
                                            ENDED 6/30/2005      -----------------------FOR THE YEAR ENDED---------------------
                                              (UNAUDITED)        12/31/2004   12/31/2003   12/31/2002   12/31/2001   12/31/2000
                                              ----------         ----------   ----------   ----------   ----------   ----------

Net asset value - beginning of period           $ 14.02            $ 12.69      $ 10.01      $ 11.37      $ 12.32      $ 15.34

Net investment income (loss) (a)(b)               (0.04)              0.08         0.12         0.07        (0.04)       (0.04)
Short-term capital gains distributions
  received                                          --(c)             0.03         0.02         0.01         0.01         0.22
Net realized and unrealized gain (loss)
  on investments                                   0.02               1.29         2.66        (1.36)       (0.87)       (1.68)
                                                --------           --------     --------     --------     --------     --------
Net increase (decrease) in net assets
  resulting from investment operations            (0.02)              1.40         2.80        (1.28)       (0.90)       (1.50)

Distributions from net investment income            --               (0.07)       (0.12)       (0.07)         --           --
Distributions from net realized short-term
  capital gain distributions received               --                 --           --         (0.01)         --         (0.19)
Distributions from net realized capital gains
  on investments                                    --                 --           --           --          0.05)       (1.33)
                                                --------           --------     --------     --------     --------     --------
Total distributions                                 --               (0.07)       (0.12)       (0.08)       (0.05)       (1.52)

Net asset value - end of period                 $ 14.00            $ 14.02      $ 12.69      $ 10.01      $ 11.37      $ 12.32
                                                ========           ========     ========     ========     ========     ========

Total return (d)                                  (0.14)%(e)         11.05%       27.96%      (11.26)%      (7.28)%      (9.75)%
                                                ========           ========     ========     ========     ========     ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $63,280            $56,843      $54,648      $46,491      $55,335      $63,105
Ratio of net investment income (loss) to
  average net assets (b)                          (0.45)%             0.63%        1.06%        0.61%       (0.32)%      (0.41)%
Ratio of operating expenses to average
  net assets before fees waived and/or
  expenses reimbursed by investment
  adviser and other reductions (f)                 1.13%              1.16%        1.18%        1.21%         1.08%        1.06%
Ratio of operating expenses to average
  net assets after reimbursements and
  reductions (f)                                   0.98%              0.98%        0.96%        0.96%         0.96%        0.99%
Portfolio turnover rate                               9%(e)             30%          81%         143%           80%          93%

------------------------------------------------------------------------------------------------------------------------------------

(a) Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(b) Net investment income (loss) would have been lower (greater) in the absence of fee waivers and expense reimbursements.
(c)  Represents less than $0.005 per share.
(d) Total return represents aggregate total return for the period indicated and would have been lower in the absence of fee waivers and expense reimbursements and assumes reinvestment of all distributions.
(e)  Not annualized.
(f) Does not include expenses of the investment companies in which the Fund invests.

                       SEE NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                               KOBREN INSIGHT FUNDS -- 2005 SEMI-ANNUAL REPORT 7

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                                 JUNE 30, 2005

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: Kobren Insight Funds (the "Trust") was organized on September 13, 1996, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end diversified management investment company.

As of June 30, 2005, the Trust offered shares of two funds, Kobren Growth Fund and Delphi Value Fund. Information presented in these financial statements pertains only to Kobren Growth Fund (the "Fund"). The Fund seeks to achieve its investment objective by investing primarily in shares of other investment companies ("underlying funds"), but also may invest directly in securities that are suitable investments for the Fund. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

USE OF ESTIMATES -- The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION -- The underlying funds are valued according to their stated net asset value. The Fund's other investment securities are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded or for NASDAQ traded securities, the NASDAQ Official Closing Price. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates market value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

DIVIDENDS AND DISTRIBUTIONS -- It is the policy of the Fund to declare and pay dividends from net investment income annually. The Fund will distribute net realized capital gain (including net short-term capital gain), if any, annually, unless offset by any available capital loss carryforward. Additional distributions of net investment income and capital gain for the Fund may be made in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gain. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund. The tax character of distributions paid during 2004 and 2003 was as follows:

                                           DISTRIBUTIONS PAID IN 2004            DISTRIBUTIONS PAID IN 2003
                                        -------------------------------       --------------------------------
                                           ORDINARY         LONG-TERM            ORDINARY         LONG-TERM
                                           INCOME         CAPITAL GAINS           INCOME        CAPITAL GAINS
                                        -------------    --------------       --------------    --------------
Kobren Growth Fund                       $   293,054     $          --        $     515,589     $         --

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                         CAPITAL LOSS     UNDISTRIBUTED         UNDISTRIBUTED      UNREALIZED
                                         CARRYFORWARD    ORDINARY INCOME       LONG-TERM GAIN    APPRECIATION
                                        --------------  ----------------      ----------------  --------------
Kobren  Growth  Fund                     $       --      $     268,174        $   1,222,624     $  12,525,668

These amounts are as of the most recent tax year-end.

Net investment income and realized gain and loss for federal income tax purposes may differ from that reported in the financial statements because of permanent book and tax basis differences.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the specific identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts/premiums are accreted/amortized using the effective yield method.

FEDERAL INCOME TAX -- The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, applicable to regulated investment companies by distributing substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is applicable.

EXPENSES -- Expenses of the Trust which are directly identifiable to a specific fund are allocated to that fund. Other expenses of the Trust are allocated between the funds based upon relative net assets of each fund. Other expenses of the Trust are allocated equally to those funds in the Trust.

COMMITMENTS AND CONTINGENCIES -- In the normal course of business, the Trust enters into contracts on behalf of the Fund that contain a variety of provisions for general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that are not known at this time. However, based on experience, the Fund believes the risk of loss is remote.
--------------------------------------------------------------------------------
8 KOBREN INSIGHT FUNDS -- 2005 SEMI-ANNUAL REPORT

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                                 JUNE 30, 2005


2. INVESTMENT  ADVISORY FEE,  ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS:
The Trust has entered into an investment advisory agreement with Kobren Insight Management, Inc. ("KIM"). The Fund pays KIM a fee, computed daily and paid monthly, at the annual rate of 0.75% of the Fund's average daily net assets. KIM has voluntarily agreed to limit the Fund's other operating expenses, before other reductions, to 0.25% of the Fund's average daily net assets. This voluntary agreement may be terminated at the discretion of the Adviser.

Kobren  Insight  Brokerage,  Inc.  ("KIB"),  an  affiliate  of  KIM,  serves  as distributor of the Fund's shares and bears all distribution costs. No distribution fees are paid by the Fund. The Fund also receives reimbursement of 12b-1 distribution fees paid to KIB by certain fund investments held in the portfolio of the Fund.

For the six months ended June 30, 2005, expense reimbursements and other reductions were as follows:

                                   EXPENSES REIMBURSED
                                   INVESTMENT ADVISER       OTHER REDUCTIONS (1)
                                   -------------------      -------------------
Kobren Growth Fund                       $   37,354             $    5,964

(1) Reimbursements to the Fund from 12b-1 distribution fees.

The Trust has also entered into an administration agreement with PFPC Inc. (the "Administrator"), a member of PNC Financial Services Group, Inc. The Administrator also serves as the Trust's transfer agent and dividend paying agent. Mellon Trust of New England, N.A., an indirectly wholly-owned subsidiary of Mellon Financial Corporation, serves as the Trust's custodian.

No officer, director or employee of KIM, KIB, the Administrator, or any affiliate thereof, receives any compensation from the Trust for serving as a trustee or officer of the Trust. Each trustee who is not an "affiliated person" receives an annual retainer fee of $5,000 plus $1,000 for each board meeting attended and $500 for each committee meeting attended. The Trust also reimburses out-of-pocket expenses incurred by each trustee in attending such meetings.

3. SUB-TRANSFER AGENT FEES: The Fund is subject to sub-transfer agent fees consisting of broker-dealer and fund network fees. The Fund pays participating networks a monthly fee for maintaining shareholder accounts at an annual rate of up to 0.10% of the average daily balances of fund accounts invested through those networks.

4. PURCHASES AND SALES: The aggregate amounts of purchases and sales of the Fund's investment securities, other than short-term securities, for the six months ended June 30, 2005, were $9,448,308 and $5,302,854 of non-governmental issues, respectively.

5. SHARES OF BENEFICIAL INTEREST: As of June 30, 2005, an unlimited number of shares of beneficial interest, par value $0.001, were authorized for the Trust. Changes in shares of beneficial interest for the Fund were as follows:

                                                    SIX MONTHS ENDED JUNE 30, 2005          YEAR ENDED DECEMBER 31, 2004
                                                    ------------------------------          ----------------------------
                                                     SHARES                AMOUNT            SHARES              AMOUNT
                                                    --------              --------          --------            --------
Shares sold                                          790,471           $  10,954,722        374,224          $   4,846,804
Shares issued as reinvestment of distributions            --                      --         20,508                287,517
Shares redeemed                                     (325,658)             (4,511,096)      (648,447)            (8,453,504)
                                                   ----------          --------------     ----------         --------------
Net increase (decrease)                              464,813           $   6,443,626       (253,715)         $  (3,319,183)
                                                   ==========          ==============     ==========         ==============

At June 30, 2005, KIM and its affiliates owned 1,010,521 shares of the Fund representing 22.4% of the total outstanding shares.

6. RISK FACTORS OF THE FUND: Indirectly investing in underlying funds through Kobren Growth Fund involves additional and duplicative expenses and certain tax results that would not be present if an investor were to make a direct investment in the underlying funds. The Fund, together with any "affiliated persons" (as such term is defined in the 1940 Act) may purchase only up to 3% of the total outstanding securities of an underlying fund. Accordingly, when the Trust, KIM or their affiliates hold shares of any of the underlying funds, the Fund's ability to invest fully in shares of such underlying funds may be restricted, and KIM must then, in some instances, select alternative investments for the Fund.

7. SUBSEQUENT EVENT: As of August 1, 2005, Mr. Eric Kobren and E*Trade Financial Corporation ("E*Trade") have entered into a stock purchase agreement pursuant to which Mr. Kobren has agreed to sell to E*Trade all of the outstanding stock of Kobren Insight Management, Inc., the Fund's investment adviser. The closing of the transaction is expected to occur in the fourth quarter of 2005, subject to satisfaction of a number of customary closing conditions. The Board of Trustees of Kobren Insight Funds will call a special meeting of shareholders of the Fund to approve certain matters in connection with the proposed transaction. Shareholders of the Fund of record as of August 10, 2005 will receive a proxy statement and be entitled to vote at the special meeting of shareholders.
--------------------------------------------------------------------------------
                               KOBREN INSIGHT FUNDS -- 2005 SEMI-ANNUAL REPORT 9

--------------------------------------------------------------------------------
                       ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

                                 JUNE 30, 2005

FORM N-Q: The Trust files complete Portfolio of Investments for the Fund with the Securities and Exchange Commission (the "SEC") for the Trust's first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at www.sec.gov and are available for review and copying at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

PROXY VOTING: Kobren Growth Fund's Proxy Voting Policies and Procedures, used to determine how to vote proxies relating to portfolio securities, are included in the Trust's Statement of Additional Information, and are also available as of the following August 31 (i) upon request, without charge, by calling
1-800-4KOBREN (800-456-2736); (ii) on Kobren Growth Fund's website at www.kobren.com; and (iii) on the SEC's website at www.sec.gov.

Kobren Growth Fund's Proxy Voting Record for the most recent twelve-month period ended June 30 is available ( i) upon request, without charge, by calling
1-800-4KOBREN (800-456-2736); (ii) on Kobren Growth Fund's website at www.kobren.com; and (iii) on the SEC's website at www.sec.gov.

APPROVAL OF INVESTMENT ADVISORY CONTRACT: The Investment Company Act of 1940 requires that the Fund's investment advisory agreement (the "Agreement") be approved annually by both the Board of Trustees and a majority of the Independent Trustees voting separately. The continuance of the Agreement was most recently considered and approved at a meeting of the Board of Trustees called for that purpose and held on May 3, 2005. The Board, including the Independent Trustees, determined that the terms of the Agreement are fair and reasonable and approved the continuance of the Agreement. In making such determinations, the Independent Trustees met independently from the interested Trustees of the Trust and officers of Kobren Insight Management, Inc. ("KIM" or the "Adviser") and its affiliates. The Independent Trustees also relied upon the assistance of counsel to the Trust and KIM, but did not engage their own counsel.

Both in meetings specifically addressed to continuance of the Agreement and at other meetings during the course of the year, the Board, including the Independent Trustees, received materials relating to KIM's investment and management services under the Agreement. These materials included: (i) information on the investment performance of the Fund, a peer group of funds and relevant indices over various time periods, (ii) sales and redemption data in respect of the Fund, (iii) the general investment outlook in the markets in which the Fund invests, (iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of the Fund's assets, and (vi) the record of compliance with the Fund's investment policies and restrictions and with the Code of Ethics and the structure and responsibilities of KIM's compliance department.

In evaluating the Agreement, the Board, including the Independent Trustees, requested, reviewed and considered materials furnished by KIM, including without limitation information regarding its affiliates, personnel, operations and financial condition. The Board, including the Independent Trustees, discussed with representatives of KIM (including the Fund portfolio managers) the operations of the Fund and the capabilities of KIM to provide advisory and other services to the Fund. Among other written and oral information, the Board, including the Independent Trustees, requested and was provided specific information regarding:

o the investment performance of the Fund over various time periods both by itself and in relation to its peer group and relevant indices;

o the fees charged by KIM for investment advisory, as well as other compensation received by KIM and its affiliates;

o the waivers of fees and reimbursements of expenses at times by KIM and current expense cap arrangements;

o the total operating expenses of the Fund and comparison of current expenses to the previous year's expenses;

o the investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers (prepared by a third party analytic firm);

o investment management staffing and the experience of the investment advisory, administrative and other personnel (including the personnel of KIM) providing services to the Fund and the historical quality of the services provided by KIM; and

o the profitability to KIM and Kobren Insight Brokerage, Inc., the Fund's principal underwriter ("KIB"), of managing, administering and distributing the Fund and the methodology in allocating expenses to the management of the Fund.

The following is a summary of the Board's discussion and views regarding the factors it considered in evaluating the continuation of the Agreement:

NATURE, EXTENT, AND QUALITY OF SERVICES - The Board, including the Independent Trustees, considered the nature, quality and extent of advisory services performed by the Adviser, including portfolio management for the Fund, supervision of operations for the Fund and compliance and regulatory filings and disclosures to shareholders, general oversight of other service providers, coordination of Fund marketing initiatives, review of Fund legal issues, assisting the Board, including the Independent Trustees, in their capacity as trustees and other services. The Board, including the Independent Trustees, noted the Fund's record of compliance with its

--------------------------------------------------------------------------------
10 KOBREN INSIGHT FUNDS -- 2005 SEMI-ANNUAL REPORT

--------------------------------------------------------------------------------
                       ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

                                 JUNE 30, 2005

investment policies and restrictions, and the quality of managerial services provided by the Adviser in an increasingly regulated industry. The Board, including the Independent Trustees, concluded that the services are extensive in nature and that the Adviser consistently delivered a high level of service for the Fund.

INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER - The Board, including the Independent Trustees, considered the investment performance for the Fund over various periods of time as compared to both relevant indices and the performance of the Fund's peer group, and concluded that KIM was delivering solid performance results both over the long term and the short term consistent with the investment strategies being pursued by the Fund.

COSTS OF SERVICES AND PROFITS REALIZED BY THE ADVISER:

     FEES AND EXPENSES - The Independent Trustees considered the Fund's management fee rate and expense ratio relative to industry averages for the Fund's peer group category and the advisory fees charged by KIM to other accounts. The Board viewed favorably the current and historic willingness of KIM to limit the total expense ratio of the Fund.

     The Board, including the Independent Trustees, noted that the management fees and total expense ratio for the Fund were below the median management fees and total expense ratio for funds in its peer group. Recognizing this, the Board concluded that, for the Fund, the advisory fee is acceptable based upon qualifications, experience, reputation and performance of KIM and that the overall expense ratio of the Fund reflects the relatively small size of the Fund and the Fund complex.

     PROFITABILITY AND COSTS OF SERVICES TO KIM - The Board, including the Independent Trustees, considered estimates of KIM's profitability and costs attributable to the Fund as part of the Kobren fund complex. The Board recognized that increased fixed costs, particularly legal and audit fees, have a greater impact on smaller fund families, such as the Kobren funds, than on larger fund complexes. Given this, the Board recognized that the Fund's expenses generally compare favorably to funds identified as peers. The Board also considered whether the amount of KIM's profit is a fair entrepreneurial profit for the management of the Fund. The Board, including the Independent Trustees, concluded that KIM's profitability bore a reasonable relationship to the services rendered is fair for the management of the Fund in light of the business risks involved.

     EXTENT OF ECONOMIES OF SCALE AS FUND GROWS - The Board, including the Independent Trustees, considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Independent Trustees noted the Fund does not have breakpoints on its advisory fees that would otherwise allow investors to benefit directly in the form of lower fees as Fund assets grow. However, given the relatively small size of the Fund and the fund complex, the Board did not believe that significant (if any) economies of scale have been achieved.

     WHETHER FEE LEVELS REFLECT ECONOMIES OF SCALE - The Board, including the Independent Trustees, also considered enhancements in personnel and services provided to the Fund by KIM, particularly in the area of administration, investor services and regulatory compliance, without an increase in fees.

OTHER RELEVANT CONSIDERATIONS:

     PERSONNEL AND METHODS - The Board, including the Independent Trustees, considered the size, education and experience of the staff of KIM, its fundamental research capabilities and approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that these enable it to provide a high level of services to the Fund. The Board also considered the favorable history, reputation, qualifications and background of KIM, as well as the qualifications of its personnel.

     OTHER BENEFITS - The Board also considered the character and amount of other direct and incidental benefits received by KIM and its affiliates from its association with the Fund. The Board concluded that potential "fall-out" benefits that KIM and its affiliates may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.

CONCLUSIONS: In considering the Agreement, the Board, including the Independent Trustees, did not identify any factor as allimportant or all-controlling and instead considered the above listed and other factors collectively in light of the Fund's surrounding circumstances. Based on this review, it was the judgment of the Board that shareholders had received favorable performance at reasonable fees for the Fund and, therefore, the continuance of the Agreement was in the best interests of the Fund and its shareholders. As a part of its decision-making process, the Board noted KIM has a long-standing relationship with the Fund and the Board believes that a long-term relationship with capable, conscientious advisers is in the best interests of the Fund. The Board considered, generally, that shareholders were invested in the Fund knowing that KIM managed the Fund and knowing the Fund's investment management fee schedules. As such, the Board considered, in particular, whether the Fund was managed by KIM in accordance with its investment objectives and policies as disclosed to shareholders and the Board was of the view that it was.

DISCLOSURE OF FUND EXPENSES: We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted

--------------------------------------------------------------------------------
                              KOBREN INSIGHT FUNDS -- 2005 SEMI-ANNUAL REPORT 11

--------------------------------------------------------------------------------
                       ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

                                 JUNE 30, 2005

from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your fund's costs in two ways:

ACTUAL FUND RETURN: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN: This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expense shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) and redemption fees, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher.

                                   BEGINNING ACCOUNT          ENDING ACCOUNT         EXPENSE        EXPENSES PAID
                                     VALUE 01/01/05           VALUE 06/30/05         RATIO(1)      DURING PERIOD(2)
                                     --------------           --------------         --------      ----------------

ACTUAL FUND RETURN
------------------
  Retail Class                          $ 1,000                 $   998.60             1.00%           $ 4.96

HYPOTHETICAL 5% RETURN
----------------------
  Retail Class                          $ 1,000                 $ 1,019.84             1.00%           $ 5.01

(1) Annualized, based on the Fund's most recent fiscal half-year expenses.
(2) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

--------------------------------------------------------------------------------
12 KOBREN INSIGHT FUNDS -- 2005 SEMI-ANNUAL REPORT

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Not applicable.


     (a)(2) Certifications  pursuant  to Rule  30a-2(a)  under  the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)   Certifications  pursuant  to Rule  30a-2(b)  under  the  1940 Act and
           Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) KOBREN INSIGHT FUNDS
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By (Signature and Title)*  /s/ ERIC M. KOBREN
                         ----------------------------------------------------
                           Eric M. Kobren, Chairman & President
                           (principal executive officer)

Date                       AUGUST 23, 2005
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ ERIC M. KOBREN
                         ---------------------------------------------------
                           Eric M. Kobren, Chairman & President
                           (principal executive officer)

Date                       AUGUST 23, 2005
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By (Signature and Title)*  /s/ ERIC J. GODES
                         ---------------------------------------------------
                          Eric J. Godes, Chief Financial Officer,
                          Vice President, Treasurer & Secretary
                          (principal financial officer)

Date                       August 23, 2005
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* Print the name and title of each signing officer under his or her signature.